                                                                   Exhibit 10.56


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                  COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT


                           Dated as of August 4, 1998

                                      among

                       YORK POWER FUNDING (CAYMAN) LIMITED
                          BROOKLYN NAVY YARD POWER LLC
                              WARBASSE POWER I LLC
                              WARBASSE POWER II LLC
                 NEW WORLD POWER TEXAS RENEWABLE ENERGY LIMITED
                                   PARTNERSHIP
                            YORK EX INTERNATIONAL SRL
                          YORK HOLDINGS (BARBADOS) SRL
                                INNCOGEN, LIMITED




                              THE BANK OF NEW YORK,
                              as the Bond Trustee,

                              THE BANK OF NEW YORK,
                             as the Depositary Bank,

                                       and

                              THE BANK OF NEW YORK,
                             as the Collateral Agent


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                                    Page

                                    ARTICLE I
                    DEFINED TERMS; PRINCIPALS OF CONSTRUCTION

         Section 1.1       DEFINED TERMS...............................................................2
         Section 1.2       PRINCIPLES OF CONSTRUCTION..................................................4

                                   ARTICLE II
                           COLLATERAL AGENT; RELATIONS
                              AMONG SECURED PARTIES

         Section 2.1       APPOINTMENT AND DUTIES OF COLLATERAL AGENT..................................4
         Section 2.2       RIGHTS OF COLLATERAL AGENT..................................................6
         Section 2.3       LACK OF RELIANCE ON THE COLLATERAL AGENT....................................8
         Section 2.4       INDEMNIFICATION; BANKRUPTCY.................................................9
         Section 2.5       RESIGNATION OR REMOVAL OF THE COLLATERAL AGENT.............................10
         Section 2.6       DOCUMENTS..................................................................11
         Section 2.7       AUTHORIZATION..............................................................11
         Section 2.8       ADDITIONAL COLLATERAL AGENTS...............................................12
         Section 2.9       POWER OF ATTORNEY FROM SECURED PARTIES.....................................14
         Section 2.10      FUNDING COMPANY AS A SECURED PARTY;
                  TRINIDAD GUARANTOR AS SECURED PARTY.................................................15
         Section 2.11      ASSIGNMENT OF RIGHTS, NO ASSUMPTION OF DUTIES..............................15
         Section 2.12      EXPERTS AND ADVISERS.......................................................15
         Section 2.13      CONCERNING THE COLLATERAL AGENT,
                  COLLATERAL AGENTS, AND COLLATERAL HELD BY
                  COLLATERAL AGENTS...................................................................15


                                   ARTICLE III
                        ADMINISTRATION OF THE COLLATERAL

         Section 3.1       ADMINISTRATION OF THE COLLATERAL...........................................16
         Section 3.2       PRIORITY OF SECURITY INTERESTS.............................................17


                                   ARTICLE IV
                        EVENTS OF DEFAULT; TRIGGER EVENTS

         Section 4.1       EXERCISE OF RIGHTS.........................................................17
         Section 4.2       ACTIONS UPON A TRIGGER EVENT...............................................18
         Section 4.3       EXERCISE OF REMEDIES AND APPLICATION OF PROCEEDS...........................19
         Section 4.4       RECEIPT OF MONEY OR PROCEEDS...............................................20
         Section 4.5       ADDITIONAL SECURED PARTIES.................................................21


                                                                                                    PAGE


                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.1       AMENDMENTS.................................................................21
         Section 5.2       TRANSFERS..................................................................21
         Section 5.3       SEVERABILITY...............................................................22
         Section 5.4       NOTICES....................................................................22
         Section 5.5       SUCCESSORS AND ASSIGNS.....................................................22
         Section 5.6       COUNTERPARTS...............................................................22
         Section 5.7       GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF
                  JURY TRIAL..........................................................................22
         Section 5.8       NO IMPAIRMENTS OF OTHER RIGHTS.............................................23
         Section 5.9       HEADINGS...................................................................23
         Section 5.10      TERMINATION................................................................23
         Section 5.11      ENTIRE AGREEMENT...........................................................23
         Section 5.12      EXECUTION IN LIEU OF AGENT.................................................24
         Section 5.13      CONFLICTS WITH OTHER SECURITY DOCUMENTS....................................24
         Section 5.14      SCOPE OF DUTIES; LIMITS ON LIABILITY.......................................24


Exhibit A         Form of Designation Letter

                  COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (this "AGREEMENT") dated as of August 4, 1998 among YORK POWER FUNDING (CAYMAN) LIMITED, a limited liability company incorporated under the laws of the Cayman Islands ("FUNDING COMPANY"), BROOKLYN NAVY YARD POWER LLC, a Delaware limited liability company (the "BNY GUARANTOR"), WARBASSE POWER I LLC, a Delaware limited liability company ("WARBASSE I"), WARBASSE POWER II LLC, a Delaware limited liability company ("WARBASSE II", and together with Warbasse I, the "WARBASSE GUARANTOR"), NEW WORLD POWER TEXAS RENEWABLE ENERGY LIMITED PARTNERSHIP, a Delaware limited partnership (the "BIG SPRINGS GUARANTOR"), YORK EX INTERNATIONAL SRL, a Barbados exempt society with restricted liability (the "TRINIDAD PROJECT BORROWER"), YORK HOLDINGS (BARBADOS) SRL, a Barbados society with restricted liability (the "TRINIDAD GUARANTOR"), INNCOGEN, LIMITED, a Trinidad limited liability company incorporated under the laws of Trinidad (the "TRINIDAD OBLIGOR") and together with the BNY Guarantor, the Warbasse Guarantor, the Big Spring Guarantor, the Trinidad Project Borrower and Trinidad Guarantor, the "PROJECT OBLIGORS"), THE BANK OF NEW YORK, as bond trustee (in such capacity, together with its successors in such capacity, the "BOND TRUSTEE") under the Indenture referred to below, THE BANK OF NEW YORK, as collateral agent (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT") under this Agreement for the benefit of the Secured Parties and THE BANK OF NEW YORK, as the depositary bank (in such capacity, together with its successors in such capacity, the "DEPOSITARY BANK") under each Depositary Agreement.


                              W I T N E S S E T H:

                  WHEREAS, Funding Company is a limited liability company established for the sole purpose of issuing the Securities in its individual capacity as principal and as agent acting on behalf of the U.S. Guarantors pursuant to the Indenture and to make loans to the Project Borrowers pursuant to the Project Loan Agreements;

                  WHEREAS, Funding Company has simultaneously with the execution and delivery of this Agreement issued and sold the Initial Securities pursuant to the Indenture;

                  WHEREAS, payments of the principal of, premium
(if any), interest on and any other amounts due with respect to the Initial Securities will be serviced by repayment of the Project Loans and guaranteed (subject to certain limitations) by the U.S. Guarantors;

                  WHEREAS, the Collateral Agent, Funding Company and the Project Obligors are entering into the Security Documents, pursuant to which the Collateral Agent, acting on behalf of the Secured Parties, will obtain a continuing Lien on and perfected security interest in the Collateral;

                  WHEREAS, Funding Company, the Project Obligors, the Depositary Bank and the Collateral Agent will enter into the Depositary Agreements in order to, among other things, appoint the Depositary Bank to hold and administer the proceeds of certain insurance, revenues generated and loan proceeds received and distributed to Funding Company and the Project Obligors; and

                  WHEREAS, the parties hereto desire to enter into this Agreement to set forth their mutual understanding with respect to (a) the exercise of certain rights, remedies and options by the respective parties hereto under the above described documents and (b) the priority of their respective Security Interests created by the Finance Documents.

                  NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:


                                    ARTICLE I

                    DEFINED TERMS; PRINCIPALS OF CONSTRUCTION

                  Section 1.1       DEFINED TERMS.

                  (a) For all purposes of this Agreement, capitalized terms used but not otherwise defined herein shall have the meaning set forth in APPENDIX A to the Indenture.

                  (b) The following terms shall have the following respective meanings:

                  "ADDITIONAL COLLATERAL AGENT" shall have the meaning given to that term in SECTION 2.8(a) (Additional Collateral Agent.)

                  "AGREEMENT" shall mean this Agreement in its entirety.

                  "ARREARAGES" shall have the meaning specified in SECTION 4.4 (Receipt of Money or Proceeds) hereof.

                  "COLLATERAL AGENT CLAIMS" shall mean all obligations of the Secured Parties, Funding Company and each Project Obligor now or hereafter existing, to pay fees, costs and expenses to the Collateral Agent pursuant to SECTIONS 2.2(e) (Rights of Collateral Agent) and 2.4 (Indemnification; Bankruptcy) hereof and the other Finance Documents.

                  "DAMAGES" shall have the meaning specified in SECTION 2.4(b) (Indemnification; Bankruptcy) hereof.

                  "DEBT TERMINATION DATE" shall mean the date on which all Finance Liabilities, other than contingent liabilities and obligations which are unasserted at such date, have been paid and satisfied in full and all Finance Commitments have been terminated. Notwithstanding anything herein to the contrary, the Debt Termination Date shall be deemed to have occurred if the only Finance Liability and/or Finance Commitment outstanding as of such date is the Finance Liability and/or Finance Commitment incurred pursuant to that certain Equity Cash Flow Participation Agreement, dated as of the Closing Date, among the U.S. Guarantors, the Trinidad U.S. Parent and The Bank of New York, as agent thereunder on behalf of the Holders.

                  "DESIGNATION LETTER" shall mean any letter executed and delivered pursuant to SECTION 4.5 (Additional Secured Parties) hereof and substantially in the form of EXHIBIT A hereto.

                  "EVENT OF DEFAULT" shall mean an "event of default" (or correlative term) under any Finance Document (or any other similar agreement entered into by Funding Company or any Project Obligor with respect to the incurrence of Permitted Indebtedness (other than the Securities)).

                  "FINANCE COMMITMENT" shall mean any commitment pursuant to any of the Finance Documents (or any other similar agreement entered into by Funding Company or any Project Obligor with respect to the incurrence of Permitted Indebtedness (other than the Securities)) to provide credit to Funding Company or such Project Obligor.

                  "FINANCE LIABILITIES" shall mean all Indebtedness, liabilities and obligations of Funding Company and each Project Obligor (including, but not limited to, principal, interest, fees, reimbursement obligations, penalties, indemnities and legal and other expenses, whether due after acceleration or otherwise) to the Secured Parties (of whatsoever nature and howsoever evidenced) under or pursuant to the Indenture, the Securities, Project Loan Agreements, the Project Notes, the Guarantees, and any other Finance Document (or any other similar agreement entered into by Funding Company or any Project Obligor with respect to the incurrence of Permitted Indebtedness (other than the Securities)), to the extent arising on or prior to the Debt Termination Date, in each case, direct or indirect, primary or secondary, fixed or contingent, now or hereafter arising out of or relating to any such agreements; and also shall mean all interest owed to the Secured Parties and accrued following the commencement of a case (whether voluntary or involuntary) under the Federal Bankruptcy Code with respect to Funding Company or any Project Obligor; PROVIDED that for purposes of this Agreement, Subordinated Indebtedness among Trinidad Finance Parties shall not be deemed a Finance Liability.

                  "FOREIGN COLLATERAL" shall have the meaning specified in SECTION 2.13 hereof.

                  "FOREIGN COLLATERAL DOCUMENT" shall have the meaning specified in SECTION 2.13 hereof.

                  "INDEMNIFIED PARTY" shall have the meaning specified in
SECTION 2.4 (Indemnification; Bankruptcy) hereof.

                  "REQUIRED SECURED PARTIES" shall mean, at any time, the required percentage of Holders set forth in SECTION 5.2 (Remedies Upon an Indenture Event of Default) of the Indenture or SECTION 5.2 (Remedies Upon a Project Loan Event of Default) of the Project Loan Agreements.

                  "SECURITY INTEREST" shall mean any perfected and enforceable Lien on the Collateral granted to the Collateral Agent pursuant to the requirements of any applicable Finance Document.

                  "TRIGGER EVENT" shall mean (i) an "Event of Default" under the Indenture and an acceleration of the Indebtedness issued thereunder, (ii) an "Event of Default" under the Project Loan Agreements and an acceleration of all or a portion of Indebtedness incurred thereunder, (iii) an "Event of Default" under any other Permitted Indebtedness (other than Subordinated Indebtedness) instrument and an acceleration of the Indebtedness issued thereunder in an aggregate principal amount in excess of $5,000,000, (iv) certain Guarantee Events of Default under any Guarantee, and, in each case, the Collateral Agent shall have, upon the written direction from the Required Secured Parties, declared such event to be a Trigger Event.

                  "TRIGGER EVENT DATE" shall have the meaning set forth in
SECTION 4.3 (a) (Exercise of Remedies and Application of Proceeds) hereof.

                  Section 1.2 PRINCIPLES OF CONSTRUCTION. For all purposes of this Agreement, the principles of construction set forth in SECTION 1.1 (Definitions; Construction) of the Indenture shall apply.


                                   ARTICLE II

                           COLLATERAL AGENT; RELATIONS
                              AMONG SECURED PARTIES

                  Section 2.1 APPOINTMENT AND DUTIES OF COLLATERAL AGENT. (a) Each of the Secured Parties hereby designates and appoints The Bank of New York to act as the

Collateral Agent under this Agreement and the other Finance Documents to which the Collateral Agent is a party, and each of the Secured Parties hereby authorizes the Collateral Agent to take such actions on its behalf under the provisions of this Agreement and the other Finance Documents to which the Collateral Agent is a party and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Finance Documents to which the Collateral Agent is a party, together with such other powers as are reasonably incidental thereto. The execution of this Agreement by the Collateral Agent shall be deemed an acceptance by the Collateral Agent of the appointment made under this SECTION
2.1 and an agreement to act as Agent on behalf of the Secured Parties. Notwithstanding any provision to the contrary elsewhere in this Agreement and the other Finance Documents to which the Collateral Agent is a party, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement and the other Finance Documents to which the Collateral Agent is a party, or any fiduciary relationship with any Secured Party, and no implied covenants, functions or responsibilities shall be read into this Agreement or any other Finance Document to which the Collateral Agent is a party or otherwise exist against the Collateral Agent. The Collateral Agent shall not be obligated to expend or risk its own assets or property in connection with its administration of this Agreement or its appointment hereunder.

                  (b) The Secured Parties hereby authorize the Collateral Agent to appoint The Bank of New York to act as the Depositary Bank under the Depositary Agreements. The Secured Parties hereby authorize and empower the Collateral Agent to remove and replace the Depositary Bank pursuant to the terms and conditions of SECTION 4.4 (Resignation or Removal) of the Depositary Agreement and to direct such Depositary Bank according to the terms of this Agreement and the Depositary Agreements.

                  (c) Notwithstanding anything to the contrary in this Agreement or any other Finance Document to which the Collateral Agent is a party, the Collateral Agent shall not exercise any rights or remedies under this Agreement (except as set forth in the proviso to SECTION 4.2(b) (Actions Upon a Trigger Event)) or any other Finance Document to which the Collateral Agent is a party or give any consent under this Agreement or any other Finance Document to which the Collateral Agent is a party or enter into any agreement amending, modifying, supplementing or waiving any provision of this Agreement or any other Finance Document to which the Collateral Agent is a party unless it shall have been directed to do so in writing by the Majority Holders; PROVIDED, HOWEVER, that the Collateral Agent shall consent to the release of Collateral contemplated by the Finance Documents, and shall enter into any amendments, waivers or supplements with respect to the Finance Document to which the Collateral Agent is a party to the extent not inconsistent with the provisions of the other Finance Documents and which would not result in a Material Adverse Effect (as evidenced by an Officer's Certificate signed by an Authorized Officer of each Project Obligor); and PROVIDED FURTHER that the Collateral Agent shall have the right to amend the Depositary Agreement without having been so directed by the Majority Holders solely for the purpose of preserving or protecting the Lien on and Security Interest in the Depositary Accounts granted to the Collateral Agent thereunder.

                  Section 2.2 RIGHTS OF COLLATERAL AGENT. (a) The Collateral Agent may execute any of its duties under this Agreement or any other Finance Document to which the Collateral Agent is a party by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

                  (b) Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall (i) be liable for any action lawfully taken or omitted to be taken by it under or in connection with this Agreement or any other Finance Document to which the Collateral Agent is a party (except for its gross negligence or willful misconduct) or (ii) be responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by Funding Company or any Project Obligor contained in this Agreement or any other Finance Document to which the Collateral Agent is a party or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with this Agreement or any other Finance Document to which the Collateral Agent is a party or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Finance Document to which the Collateral Agent is a party or for any failure of Funding Company or any Project Obligor to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Finance Document to which the Collateral Agent is a party, or to inspect the properties, books or records of Funding Company or any Project Obligor.

                  (c) The Collateral Agent and its employees, agents, attorneys-in-fact, and affiliates shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice or statements of legal counsel (including, without limitation, counsel to Funding Company), independent accountants and other experts selected by the Collateral Agent. In connection with any request of the Majority Holders or Required Secured Parties, the Collateral Agent shall be fully protected in relying on a certificate of any Person, signed by an Authorized Officer of such Person, setting forth the amount owed by Funding Company or any Project Obligor, to such Person as of the date of such certificate, which certificate shall state that the Person signing such certificate is an Authorized Officer of such Person and shall state specifically the Finance Document and provision thereof pursuant to which the Collateral Agent is being directed to act. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying on such certificate. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Finance Document to which the Collateral Agent is a party (i) if such action would, in the reasonable opinion of the Collateral Agent, be contrary to law or the terms of this Agreement or the other Finance Documents, (ii) if such action is not specifically provided for in this Agreement or such other Finance Document and it shall not have received any such advice or concurrence of the Majority Holders or Required Secured Parties (as applicable) as it deems appropriate or, (iii) if, in connection with the taking of any such action that would constitute an exercise of remedies under this Agreement or such other Finance Document, it shall not first be indemnified to its satisfaction by the Secured Parties (other than the Bond Trustee (in its individual capacity), the Collateral Agent (in its individual capacity), the Depositary Bank (in its individual capacity) or any other Agent or trustee under any of the Finance Documents (in its individual capacity)) against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Finance Document to which the Collateral Agent is a party in accordance with a written request of the Majority Holders or Required Secured Parties, as applicable (to the extent that the Majority Holders or Required Secured Parties are expressly authorized to direct the Collateral Agent to take or refrain from taking such action), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

                  (d) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Event of Default or Trigger Event unless and until an Authorized Officer of the Collateral Agent has received a written notice or a certificate from the Secured Parties, Funding Company or any Project Obligor stating that an Event of Default or Trigger Event has occurred and describing such event. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such notice or certificate to inquire whether an Event of Default or Trigger Event has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any such notice or certificate so furnished to it. In the event that the Collateral Agent receives such a notice of or certificate regarding the occurrence of any Trigger Event, the Collateral Agent shall give notice thereof to the Secured Parties. The Collateral Agent shall take such action with respect to such Trigger Event as so requested pursuant to SECTIONS 4.1 (Exercise of Rights), 4.2 (Actions Upon a Trigger Event) and 4.3 (Exercise of Remedies and Application of Proceeds) hereof. The agreements in this Section shall survive the payment or satisfaction in full of the Finance Liabilities and the resignation or removal of the Collateral Agent or the termination of this Agreement.

                  (e) Funding Company and the Project Obligors shall pay to the Collateral Agent upon demand the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel (and any local counsel) and of any experts, agents (including the Depositary Bank), and attorneys-in-fact, which the Collateral Agent may incur in connection with (i) the acceptance or administration of this Agreement and the other Finance Documents to which the Collateral Agent is a party, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Collateral Agent or the Secured Parties hereunder or under the other Finance Documents to which the Collateral Agent is a party or (iv) the failure by Funding Company or any Project Obligor to perform or observe any of the provisions hereof or of any of the other Finance Documents to which the Collateral Agent is a party.

                  (f) Notwithstanding any other provision of this Agreement to the contrary, the Collateral Agent shall be under no obligation to take any action pursuant to any request or direction of any party hereto if it shall receive conflicting instructions from another party; provided that the Collateral Agent shall inform such parties of the conflict.

                  (g) The Collateral Agent shall not be under any obligation to take any action which is in the discretion of the Collateral Agent pursuant to this Agreement or in any other Finance Document.

                  Section 2.3 LACK OF RELIANCE ON THE COLLATERAL AGENT. Each of the Secured Parties expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken, including, without limitation, any review of the Projects or of the affairs of Funding Company or any Project Obligor, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Each Secured Party other than the Bond Trustee and the Depositary Bank represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Projects and Funding Company and each Project Obligor. Each Secured Party other than the Bond Trustee and the Depositary Bank also represents that it will, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Projects and Funding Company and each Project Obligor. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Projects, Funding Company or any Project Obligor which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents or attorneys-in-fact.

                  Section 2.4 INDEMNIFICATION; BANKRUPTCY. (a) The Secured Parties other than the Bond Trustee and the Depositary Bank jointly and severally agree to indemnify the Collateral Agent and its agents and attorneys-in-fact, including, but not limited to, the Depositary Bank, each in its capacity as such (to the extent not reimbursed by Funding Company or any Project Obligor and without limiting the obligation of Funding Company and each Project Obligor to do so), ratably according to the aggregate amounts of their respective Finance Liabilities on the date the activities giving rise to the Collateral Agent's demand for indemnification occurred, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Collateral Agent in its capacity as such in any way relating to or arising out of this Agreement or the other Finance Documents to which the Collateral Agent is a party, or the performance of its duties as Collateral Agent hereunder or thereunder or any action taken or omitted by the Collateral Agent in its capacity as such under or in connection with any of the foregoing (including, but not limited to, any claim that the Collateral Agent is the owner or operator of any of the Projects and liable as such pursuant to any Environmental Laws); PROVIDED that the Secured Parties shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent that any of the foregoing result from the Collateral Agent's gross negligence or willful misconduct. The agreements in this SECTION 2.4(a) shall survive the payment or satisfaction in full of the Finance Liabilities and the resignation or removal of the Collateral Agent or the termination of this Agree ment.

                  (b) Without limiting the obligations of Funding Company and each Project Obligor under any other Finance Document, Funding Company and each Project Obligor jointly and severally indemnifies the Collateral Agent (in that capacity only) and each other Secured Party (in that capacity only) and, in their capacity as such, their officers, directors, shareholders, controlling persons, employees, agents and servants (each an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses, liabilities, obligations, penalties, actions, causes of action, judgments, suits, costs, expenses or disbursements (including, without limitation, reasonable attorneys' and consultants' fees and expenses) (collectively "DAMAGES") of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any Indemnified Party (or which may be claimed against any Indemnified Party by any Person) by reason of, in connection with or in any way relating to or arising out of any Transaction Document, the Collateral or any other documents or transactions in connection with or relating thereto (including, without limitation, Damages in connection with the presence, release or threatened release of Environmentally Regulated Materials at, on, under, to or from the

Projects or any disposal sites to which wastes from the Projects have been taken), unless due to the gross negligence or willful misconduct of such Indemnified Party. Funding Company and each Project Obligor further shall, upon demand by any Indemnified Party, jointly and severally pay to such Indemnified Party all reasonable costs and expenses incurred by such Indemnified Party in enforcing any rights under any of the Transaction Docu ments, including reasonable fees and expenses of counsel (including local counsel). The agreements in this SECTION 2.4(b) shall survive the payment or satisfaction in full of the Finance Liabilities and the resignation or removal of the Collateral Agent or the termination of this Agreement.

                  (c) The Secured Parties hereby agree that, except upon the written consent of the Majority Holders, to the extent permitted by Applicable Law, (i) no Secured Party shall authorize Funding Company or any Project Obligor to commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to Funding Company or any Project Obligor or debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of Funding Company or any Project Obligor or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against Funding Company or any Project Obligor to make a general assignment for the benefit of any Secured Party or any other creditor of Funding Company or any Project Obligor, and (ii) none of the Secured Parties shall commence or join with any other Person (other than upon the written consent of the Majority Holders) in commencing any proceeding against Funding Company or any Project Obligor under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

                  Section 2.5 RESIGNATION OR REMOVAL OF THE COLLATERAL AGENT. The Collateral Agent may resign as Collateral Agent upon thirty (30) days' notice to the Secured Parties and may be removed at any time with or without cause upon thirty (30) days' notice by the Majority Holders, with any such resignation or removal to become effective only upon the appointment of a successor Collateral Agent under this SECTION 2.5. If no successor Collateral Agent shall have been so appointed within thirty (30) days, the resigning Collateral Agent may petition any court of competent jurisdiction for the appointment of a new Collateral Agent. If the Collateral Agent shall resign or be removed as Collateral Agent by the Majority Holders then the Majority Holders shall (and if no such successor shall have been appointed within thirty (30) days of the Collateral Agent's resignation or removal, the Collateral Agent may) appoint a successor Agent for the Secured Parties, which successor Agent shall, unless an Event of Default has occurred and is continuing, be reasonably acceptable to Funding Company, whereupon such successor Agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean such successor Agent effective upon its appointment, and except as provided in SECTION 2.4(a) and (b) (Indemnification; Bankruptcy) the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent (except that the resigning Collateral Agent shall deliver all Collateral then in its possession to the successor Collateral Agent) or any of the other Secured Parties. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

                  Section 2.6 DOCUMENTS. The Collateral Agent will forward promptly after the Collateral Agent's receipt thereof (and will use its best efforts to forward within five (5) Business Days of such receipt) to each Secured Party (a) a copy of each document furnished to the Collateral Agent for such Secured Party under the Finance Documents and (b) any notice delivered to the Collateral Agent pursuant to any Third Party Consent. The Collateral Agent will forward to each Secured Party, promptly upon such Secured Party's written request therefor, a copy of any other document furnished to the Collateral Agent under any Finance Document to which the Collateral Agent is a party.

                  Section 2.7 AUTHORIZATION. (a) The Collateral Agent is hereby authorized by each Secured Party, for itself and as a Secured Party (i) to execute, deliver and perform each of the Finance Documents to which the Collateral Agent and/or the Secured Parties are or are intended to be a party and (ii) subject to the terms of the Finance Documents, to draw on, or otherwise act under any letter of credit or guarantee delivered to the Collateral Agent for the benefit of the Secured Parties and each of the other Secured Parties agrees to be bound by all the agreements of the Collateral Agent contained in, and all of the terms and conditions of, the Finance Documents for which the Collateral Agent is acting as its agent hereunder.

                  (b) Without the prior written consent of, or direction from, each of the Secured Parties, the Collateral Agent shall not (i) consent to any modifi cation, supplement or waiver (other than to cure any ambiguity, defect or inconsistency, or to make a change which does not materially adversely affect the legal rights of any Secured Party) under any of the Finance Documents to which the Collateral Agent is a party, (ii) except as permitted pursuant to
SECTION 2.1(c) (Appointment and Duties of Collateral Agent) hereof, release any Collateral or otherwise terminate any Lien under any Finance Document (except that the Collateral Agent may release funds from the Depositary Accounts in accordance with the terms and provisions of the Depositary Agreement), (iii) consent to any modification of this SECTION 2.7 or of the definition of Secured Obligation or Secured Party, (iv) release any letter of credit, guarantee or other instrument securing the obligations of any Person under any Transaction Document, (v) consent to any Lien under any Security Document securing obligations other than Secured Obligations or (iv) consent to any item requiring the consent of the One Hundred Percent Holders as set forth in SECTION 7.2 (Amendments and Supplements to Indenture With Consent of Holders) of the Indenture.

                  (c) For the avoidance of doubt, nothing in this SECTION 2.7, of this Agreement or elsewhere in this Agreement (other than SECTION 5.1) or in any other Finance Document or other Transaction Document shall limit the obligations of Funding Company or any Project Obligor under any of the Transaction Documents, including, without limitation, any obligation of Funding Company or any Project Obligor to obtain any consent or approval of any of the Secured Parties, obtained or required to be obtained by Funding Company or any Project Obligor prior to any amendment of, modification or supplement to or waiver under any Finance Document or other Transaction Document and the Collateral Agent shall not consent to any amendment of, modification of or supplement to or waiver under any Finance Document or other Transaction Document unless and until Funding Company or any Project Obligor shall have first obtained all such required consents and approvals and provided the Collateral Agent provides written certification of the same.

                  Section 2.8 ADDITIONAL COLLATERAL AGENTS. (a) Whenever the Collateral Agent shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to the Collateral, or the Collateral Agent shall have been advised by counsel that it is so necessary or prudent in the interests of the Secured Parties, the Collateral Agent shall take such action (including, to the extent required, the execution and delivery of an agreement supplemental hereto and such other instruments and agreements) as may be necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Collateral Agent and, unless an Event of Default has occurred and is continuing, reasonably acceptable to Funding Company, either to act as an additional Collateral Agent of all or any part of the Collateral, jointly with the Collateral Agent, or to act as a separate Collateral Agent or trustee of all or any part of the Collateral (any such additional or separate agent or trustee being herein called an "ADDITIONAL COLLATERAL AGENT"), in any such case with such powers as may be granted pursuant to such action, and to vest in such bank, trust company or Person as an Additional Collateral Agent any property, title, right or power of the Collateral Agent deemed necessary or advisable by the Collateral Agent, subject to the remaining provisions of this SECTION 2.8. The Collateral Agent may execute, deliver and perform any deed, conveyance, assignment or other instrument in writing as may be required by any Additional Collateral Agent for more fully and certainly vesting in and confirming to it, him or her any property, title, right or power which by the terms of such agreement supplemental hereto is expressed to be conveyed or conferred to or upon such Additional Collateral Agent.

                  (b) Each Additional Collateral Agent shall, to the extent permitted by law, be appointed and act, and the Collateral Agent shall act, subject to the following provisions and conditions:

                           (i) all powers, duties, obligations and rights conferred or imposed upon the Collateral Agent in respect of the receipt, custody, investment and payment of moneys shall be exercised solely by the Collateral Agent;

                           (ii) all other rights, powers, duties and obligations conferred or imposed upon the Collateral Agent may be conferred or imposed upon and exercised or performed by the Additional Collateral Agent jointly with the Collateral Agent, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to any part of the Collateral in any such jurisdiction) shall be exercised and performed by such Additional Collateral Agent;

                           (iii) no power hereby given to, or with respect to which it is hereby provided may be exercised by, any such Additional Collateral Agent shall be exercised hereunder by such Additional Collateral Agent except jointly with, or with the consent of, the Collateral Agent unless the Additional Collateral Agent is required to act independently pursuant to clause (ii) above;

                           (iv) such Additional Collateral Agent shall act only upon and to the extent of written instructions from the Collateral Agent and no other party, and the Additional Collateral Agent shall not be required to take and shall not be responsible for taking any action as Additional Collateral Agent under any Security Document or this Agreement unless it has received such written instructions from the Collateral Agent unless the Additional Collateral Agent is required to act independently pursuant to clause (ii) of this
         SECTION 2.8; and

                           (v) the Collateral Agent shall not be personally liable by reason of any act or omission of any Additional Collateral Agent hereunder (except for its gross negligence of willful misconduct), nor shall such Additional Collateral Agent be personally liable by reason of any act or omission of the Collateral Agent or any other Additional Collateral Agent hereunder.

If at any time the Collateral Agent shall deem it no longer necessary or prudent in order to conform to any such law or take any such action or shall be advised by counsel that it is no longer so necessary or prudent in the interest of Secured Parties, the Collateral Agent shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to remove any Additional Collateral Agent.

                  (c) Any Additional Collateral Agent may at any time by an instrument in writing constitute the Collateral Agent its Agent or attorney-in-fact, with full power and authority, to the extent which may be authorized by law, to do all acts and things and exercise all discretion which it is authorized or permitted to do or exercise, for and in its behalf and in its name. In case any such Additional Collateral Agent shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such Additional Collateral Agent, so far as permitted by law, shall vest in and be exercised by the Collateral Agent, without the appointment of a new successor to such Additional Collateral Agent unless and until a successor is appointed in the manner hereinbefore provided.

                  (d) Any request, approval or consent in writing by the Collateral Agent to any Additional Collateral Agent shall be sufficient warrant to such Additional Collateral Agent to take such action as may be so requested, approved or consented.

                  (e) Each Additional Collateral Agent appointed pursuant to this SECTION 2.8 shall be subject to, and shall have the benefits of, the provisions of this Agreement insofar as they apply to the Collateral Agent.

                  Section 2.9 POWER OF ATTORNEY FROM SECURED PARTIES. Each Secured Party hereby gives a power of attorney, coupled with an interest, to the Collateral Agent, and appoints, makes, constitutes and designates the Collateral Agent its true and lawful attorney-in-fact, subject to SECTION 2.7 (Authorization), to consent on its behalf (in its capacity as a Secured Party) under the Transaction Documents to the extent that the consent of such Secured Party is required thereunder, and to take such actions on its behalf (in its capacity as a Secured Party) under the provisions of such Transaction Documents as are reasonably incidental thereto, to execute and deliver in the name of and on behalf of such Secured Party, or in its own name, as the case may be, all documents required to be executed by such Secured Party (in its capacity as such) in connection therewith and to do, take and perform all and every act and thing whatsoever requisite, proper or necessary to be done, in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such Secured Party (in its capacity as such) might or could do, with full power of substitution or revocation, hereby ratifying and confirming all that said attorney-in-fact, or its substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted; PROVIDED that the Collateral Agent shall not so consent or take such other actions other than in accordance with this Agreement and the Security Documents. This SECTION 2.9 is to be construed and interpreted as a general power of attorney coupled with an interest. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it limit or restrict, and is not to be construed or interpreted as limiting or restricting, the general powers herein granted to said attorney-in-fact. The rights, powers and authority of said attorney-in-fact herein granted shall commence and be in full force and effect as of the Closing Date, and such rights, powers and authority shall remain in full force and effect thereafter until the Debt Termination Date.

                  Section 2.10 FUNDING COMPANY AS A SECURED PARTY; TRINIDAD GUARANTOR AS SECURED PARTY. (a) Funding Company hereby collaterally assigns, transfers and conveys all of its rights hereunder, either now existing or hereafter arising, to the Bond Trustee for the benefit of the Holders, as security for its obligations under the Finance Documents. The Bond Trustee shall, subject to the terms of the Indenture, be entitled to vote on all matters under this Agreement in accordance with the direction of the Holders of the aggregate principal amount of the Outstanding Securities to take action under the Indenture.

                  (b) The Trinidad Guarantor hereby collaterally assigns, transfers and conveys all of its rights as a Secured Party hereunder, either now existing or hereafter arising, to the Bond Trustee for the benefit of the Holders, as security for its obligations under the Finance Documents.

                  Section 2.11 ASSIGNMENT OF RIGHTS, NO ASSUMPTION OF DUTIES. Anything herein contained to the contrary notwithstanding, (a) each of Funding Company and any Project Obligor shall remain liable under each of the Transaction Documents to which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights, remedies or powers hereunder shall neither release Funding Company nor any Project Obligor from any of its duties or obligations under each of the Transaction Documents to which it is a party and (c) the Collateral Agent shall have no obligation or liability under any of the Transaction Documents to which each of Funding Company and any Project Obligor is a party by reason of or arising out of this Agreement, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of Funding Company or any Project Obligor thereunder or, except as expressly provided herein.

                  Section 2.12 EXPERTS AND ADVISERS. (a) The Collateral Agent may employ or retain such counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of determining and discharging its rights and duties hereunder and shall not be responsible for any misconduct on the part of any such Person.

                  (b) The Collateral Agent may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant, appraiser or other expert or adviser retained or employed by the Collateral Agent in relation to any matter arising in the administration of the Collateral.

                  Section 2.13 CONCERNING THE COLLATERAL AGENT, COLLATERAL AGENTS, AND COLLATERAL HELD BY COLLATERAL AGENTS. The Collateral Agent shall have no duty to act outside of the United States in respect of any Collateral located in a jurisdiction other than the United States ("Foreign Collateral") but shall, at the specific request of the Bond

Trustee, appoint a qualified Additional Collateral Agent in each such jurisdiction. Such qualified Additional Collateral Agent, the Collateral Agent and the owner of each item of Foreign Collateral shall, when necessary provided the same are reasonably acceptable to the Collateral Agent, enter into a collateral assignment, pledge agreement, mortgage debenture, mortgage or other security agreement purporting to create a Lien or security interest in such item of Foreign Collateral (each such assignment or agreement, a "Foreign Collateral Document") pursuant to which such owner shall purport to grant to such qualified Additional Collateral Agent a Lien or security interest for the benefit of the Collateral Agent and the equal and ratable benefit of the Notes. The duties and responsibilities of the Collateral Agent with respect to any Additional Collateral Agent and any Collateral are limited to those set forth herein.



                                   ARTICLE III

                        ADMINISTRATION OF THE COLLATERAL

                  Section 3.1 ADMINISTRATION OF THE COLLATERAL. (a) The Collateral Agent shall hold the Collateral and any Lien thereon for the benefit of the Secured Parties pursuant to the terms of this Agreement, the Security Documents and any other Finance Document to which the Collateral Agent is a party. The Collateral Agent shall administer the Collateral in the manner contemplated by the Security Documents and the other Finance Documents and shall apply the balances from time to time held in the Funds in the manner provided in this Agreement, the Depositary Agreements and the other Finance Documents. The Collateral Agent shall exercise such rights and remedies with respect to the Collateral as are granted to it under the Security Documents, the other Finance Documents and Applicable Law. Except as otherwise expressly provided herein, no Secured Party and no class or classes thereof shall have any right to direct the Collateral Agent to take any action in respect of the Collateral and no Secured Party shall have any right to sell, exchange or otherwise deal with any property at any time pledged, assigned or mortgaged to secure the Secured Obligations or take action with respect to the Collateral independently of the Collateral Agent.

                  (b) The Collateral Agent shall have no responsibility with respect to the recording, rerecording, filing, or refiling under the laws of any jurisdiction under this Agreement, the other Finance Documents, or any other document or statement that may be required or permitted to be recorded, re-recorded, filed or re-filed under any such laws to perfect or protect the security interests created by or pursuant to the Security Documents, or the payment of any fees or taxes in connection therewith.

                  (c) Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any Agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other Agent or bailee selected by the Collateral Agent in good faith.

                  Section 3.2 PRIORITY OF SECURITY INTERESTS. (a) Each Secured Party agrees that the Security Interest of each Secured Party in any Collateral ranks and shall rank equally in priority with the Security Interest of the other Secured Parties in the same Collateral. Notwithstanding anything to the contrary herein or in any Security Document, each Secured Party acknowledges and agrees that the Trinidad Collateral, or any portion thereof, shall in no event be used to secure the Securities or any obligation of the U.S. Guarantors.

                  (b) Notwithstanding anything to the contrary in clause (a), the priorities specified in this Agreement and in the Depositary Agreements with respect to (i) the Collateral, (ii) all proceeds of the Collateral (including without limitation all Loss Proceeds to the extent received by the Collateral Agent after giving effect to the limitations and deductions permitted under the Indenture and the Depositary Agreements with respect to such proceeds) and (iii) all amounts and funds retained in accordance with the Depositary Agreements, in each case are applicable irrespective of any statement to the contrary in any Finance Document or any other agreement, the time or order or method of attachment or perfection of Liens, the time or order of filing of financing statements, or the giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests and to the extent not provided for in this Agreement, the rights and priorities of the Secured Parties shall be determined in accordance with Applicable Law.


                                   ARTICLE IV

                        EVENTS OF DEFAULT; TRIGGER EVENTS

                  Section 4.1 EXERCISE OF RIGHTS. So long as any Finance Liabilities remain outstanding, each of the Secured Parties hereby acknowledges and agrees as follows:

                  (a) The Collateral Agent shall administer the Collateral in the manner contemplated by the Security Documents and this Agreement and only upon the occurrence and continuance of a Trigger Event (subject to the requirement that the Collateral Agent shall have received written notice pursuant to ARTICLE 4.2(a) (Actions Upon a

Trigger Event) hereof), the Collateral Agent shall exercise, upon the written instruction of, and on behalf of, the Required Secured Parties in accordance with the terms and provisions of this ARTICLE 4, such rights and remedies with respect to the Collateral as are granted to it under this Agreement, the Security Documents and Applicable Law.

                  (b) No Secured Party and no class or classes of Secured Parties shall have any right, other than in accordance with the terms and provisions of this ARTICLE IV, to (i) sell, exchange, release, not perfect and otherwise deal with any property at any time pledged, assigned or mortgaged to secure the Finance Liabilities, (ii) exercise or refrain from exercising any rights to direct the Collateral Agent to take any action in respect of the Collateral, or (iii) take any other action with respect to the Collateral (A) independently of the Collateral Agent or (B) other than to direct the Collateral Agent to take action in accordance with the terms and provisions of this ARTICLE
IV. Subject to SECTION 2.7 (Authorization) hereof, any of the Secured Parties may, at any time and from time to time (i) amend in any manner any outstanding Finance Documents to which they are a party in accordance with the terms thereof, (ii) release anyone liable in any manner under or in respect of such Secured Party's Finance Liabilities in accordance with the terms of the Finance Documents to which they are a party and (iii) apply any sums from time to time received for payment or satisfaction of such Secured Party's Finance Liabilities except as otherwise provided in SECTION 4.4 (Receipt of Money or Proceeds) hereof.

                  (c) Each Secured Party hereby agrees that upon the request of the Collateral Agent it will give the Collateral Agent notice of the aggregate amount of outstanding Indebtedness owed by Funding Company and each Project Obligor to such Secured Party under the applicable Finance Documents and any other information that the Collateral Agent may reasonably request.

                  Section 4.2 ACTIONS UPON A TRIGGER EVENT. So long as any Finance Liability remains outstanding, the following provisions shall apply:

                  (a) Each Secured Party hereby agrees to give each other Secured Party and the Collateral Agent written notice of the occurrence of an Event of Default under such Secured Party's Finance Documents and of the occurrence of an acceleration under such Secured Party's Finance Documents wherein such Secured Party's Finance Liabilities have been declared to be or have automatically become due and payable earlier than the scheduled maturity thereof and such notice shall set forth the aggregate amount of Finance Liabilities that have been so accelerated under such Finance Documents, in each case as soon as practicable after the occurrence thereof; PROVIDED, HOWEVER, that the failure to provide such notice shall not limit or impair the rights of the Secured Parties hereunder or under any of the other Finance Documents.

                  (b) Funding Company and each Project Obligor hereby agree as security for the obligations of Funding Company or any Project Obligor under all or any of the Finance Documents that if a Trigger Event shall have occurred and is continuing, the Collateral Agent is hereby irrevocably authorized and empowered to act as the attorney-in-fact for Funding Company and each Project Obligor with respect to the giving of any instructions or notices under the Depositary Agreements; PROVIDED, HOWEVER that if a bankruptcy event set forth in the Indenture or any other Finance Document in respect of Funding Company or any Project Obligor has caused the Trigger Event, as security for the obligations of Funding Company or any Project Obligor under all or any of the Finance Documents the Collateral Agent shall automatically and irrevocably be authorized and empowered to act as the attorney-in-fact for Funding Company or such Project Obligor with respect to the giving of such instructions or notices. The Collateral Agent hereby agrees that, upon the written request of the Required Secured Parties, it shall give such notices and instructions under the Depositary Agreements to the Depositary Bank. The Depositary Bank hereby agrees that it shall accept such notices and instructions from the Collateral Agent.

                  Section 4.3 EXERCISE OF REMEDIES AND APPLICATION OF PROCEEDS. Notwithstanding the provisions of ARTICLE III (The Depositary Accounts) of either Depositary Agreement, so long as any Finance Liability remains outstanding to more than one Secured Party, the following provisions shall apply:

                  (a) If a Trigger Event shall have occurred and be continuing (subject to the requirement that the Collateral Agent shall have received written notice pursuant to SECTION 4.2(a) (Actions Upon A Trigger Event) hereof), upon the written request of the Required Secured Parties, the Collateral Agent, on behalf of the Secured Parties, shall give the Depositary Bank a written notice that a Trigger Event has occurred (the date of such notice, the "TRIGGER EVENT DATE") and direct the Depositary Bank to render an accounting of the current balance of each Depositary Account and of any other monies of Funding Company and each Project Obligor administered by such Depositary Bank. No Secured Party shall be deemed to have knowledge or notice of the occurrence of any Event of Default until such Secured Party has received a written notice of such Event of Default from Funding Company or Project Obligor or any other Person for whom such Secured Party is acting as agent or trustee.

                  (b) If a Trigger Event shall have occurred and be continuing (subject to the requirement that the Collateral Agent shall have received written notice pursuant to SECTION 4.2(a) (Actions Upon A Trigger Event) hereof), and only in such event, upon the written request of the Required Secured Parties, the Collateral Agent shall be authorized to take any and all actions and to exercise any and all rights and remedies and options which it may have under the Security Documents or which the Required Secured Parties direct it to take under this Agreement, including realization and foreclosure on the Collateral; PROVIDED, HOWEVER, that if a bankruptcy event set forth in the Indenture or any other Finance Document in respect of Funding Company or any Project Obligor has caused the

Trigger Event, the Collateral Agent shall automatically be authorized to take such action without the written request of the Required Secured Parties.

                  (c) The proceeds of any sale, disposition or other realization or foreclosure by the Collateral Agent upon the Collateral or any portion thereof pursuant to the Security Documents shall be governed by this SECTION 4.3(c). Any non-cash proceeds resulting from such liquidation of the Collateral shall be held by the Collateral Agent for the benefit of the Secured Parties until later sold or otherwise converted into cash, at which time the Collateral Agent shall apply such cash in accordance with the next sentence of this SECTION 4.3(c). The Collateral Agent shall transfer any cash proceeds net of expenses resulting from liquidation of the Collateral to the applicable Revenue Account from which such proceeds shall be distributed by the Depositary Bank in accordance with the terms and provisions of the applicable Depositary Agreement in the following order of priority:

                           (i)      to the Bond Trustee, the Collateral
Agent, the Depositary Bank, ratably, an amount equal to all administrative fees, costs, expenses and any other amounts (whether as a result of indemnification or otherwise) due and owing to such parties under the Finance Documents and this Agreement;

                           (ii)     to the applicable Secured Parties,
ratably, an amount equal to the unpaid amount of all Permitted Indebtedness (other than Subordinated Indebtedness) constituting principal, interest, premium, if any, and fees due and owing to such Secured Parties by Funding Company or such Project Obligor;

                           (iii)    to the applicable Secured
Parties, ratably, an amount equal to all other unpaid amounts then due and payable in respect of all Permitted Indebtedness (other than Subordinated Indebtedness) owed to such Secured Parties;

                           (iv)     to Funding Company (or its successors
or assigns) or to whomever a court of competent jurisdiction may direct, any surplus remaining after giving effect to clauses (i), (ii) and (iii) above.

                  (d) The proceeds of any sale, disposition or other realization with respect to Collateral held for the benefit of some but not all of the Secured Parties, if applicable, shall be applied to the payment of obligations owed to the parties for whose benefit the specific Collateral was held.

                  Section 4.4 RECEIPT OF MONEY OR PROCEEDS. The Secured Parties and the Depositary Bank hereby agree that if, at any time during the term of this Agreement, any Secured Party receives any payment or distribution of assets of Funding Company or any Project Obligor of any kind or character, whether monies or cash proceeds resulting from liquidation of the Collateral, other than in accordance with the terms of this Agreement and the Depositary Agreements, the Secured Party shall hold such payment or distribution in trust for the benefit of the Secured Parties and shall immediately remit such payment or distribution to the Depositary Bank and the Depositary Bank shall deposit such monies or proceeds in the applicable Revenue Account for application or distribution, as the case may be, in accordance with the terms of the applicable Depositary Agreement. If any Secured Party shall certify in writing to the Collateral Agent that any Permitted Indebtedness in respect of which such Secured Party is the trustee or Agent has not been paid when due and after the giving of any applicable notice or the passage of any applicable grace period (such amount referred to herein as "ARREARAGES"), then in any such event, and upon the written request of such Secured Party, the Collateral Agent shall make demand for payment of such Arrearages where such demand may be made by the terms thereof.

                  Section 4.5 ADDITIONAL SECURED PARTIES. Each Person replacing any of the Secured Parties and each Person (or trustee or Agent thereof) providing Permitted Indebtedness to Funding Company or any Project Obligor shall, upon execution of a Designation Letter, become a party to this Agreement, and any person which executes and delivers a counterpart to this Agreement or is designated as a Secured Party pursuant to the terms of a Designation Letter, shall become a party hereto, shall be bound by and subject to the terms and conditions hereof and the covenants, stipulations and agreements contained herein.


                                    ARTICLE V

                                  MISCELLANEOUS

                  Section 5.1 AMENDMENTS. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the Secured Parties, Funding Company, each Project Obligor and all other parties hereto and any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. No delay on the part of any Secured Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial waiver by any Secured Party of any right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy.

                  Section 5.2 TRANSFERS. Any Secured Party may at any time assign, transfer, grant or sell participations in its rights and interests under the Security Documents, SUBJECT, HOWEVER, to the restrictions imposed on the assignment, transfer, grant or sale of participation in the Secured Obligations owing to such Secured Party pursuant to the agreement giving rise to such Secured Obligations or any other agreement relating thereto.

                  Section 5.3 SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected and/or impaired thereby.

                  Section 5.4 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be sufficiently given and shall be deemed given when delivered or mailed by registered certified mail, postage prepaid, or sent by overnight delivery or telecopy, addressed to Funding Company, the Secured Parties, the Depositary Bank and the Collateral Agent at their respective addresses specified on SCHEDULE III to the Indenture or in any Designation Letter, or at such other address as shall be designated by such Person in a written notice to the other parties hereto.

                  Section 5.5 SUCCESSORS AND ASSIGNS. All of the covenants, promises and agreements in this Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of their respective successors and assigns, regardless of whether so expressed.

                  Section 5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  Section 5.7 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. (a) This Agreement is a contract made under the laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the laws of such State without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).

                  (b) Any legal action or proceeding against Funding Company or any Project Obligor with respect to this Agreement or any other Finance Document may be brought in the courts of the State of New York in the County of New York or of the United States for the Southern District of New York and, by execution and delivery of this Agreement, Funding Company and each Project Obligor hereby irrevocably submits and accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Funding Company and each Project Obligor agree that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon Funding Company and each Project Obligor and may be enforced in any other jurisdiction, by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. Funding Company and each Project Obligor hereby irrevocably designates, appoints and empowers Corporation Service Company with offices on the date hereof at 375 Hudson Street, New York, New York 10014-3686, as its
designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and Agent shall cease to be available to act as such, each Project Obligor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Bond Trustee. Funding Company and each Project Obligor irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Funding Company and each Project Obligor at its address referred to in SECTION 5.4 (Notices) such service to become effective thirty (30) days after such mailing. Nothing herein shall affect the right of any Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Funding Company or any Project Obligor in any other jurisdiction.

                  (c) Funding Company and each Project Obligor hereby irrevocably waive any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement in the courts referred to in clause (b) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (d) WITH REGARD TO THIS AGREEMENT, FUNDING COMPANY, EACH PROJECT OBLIGOR, EACH SECURED PARTY, THE COLLATERAL AGENT AND THE DEPOSITARY BANK HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY.

                  Section 5.8 NO IMPAIRMENTS OF OTHER RIGHTS. Nothing in this Agreement is intended or shall be construed to impair, diminish or otherwise adversely affect any other rights the Secured Parties may have or may obtain against Funding Company or any Project Obligor.

                  Section 5.9 HEADINGS. Headings herein are for convenience only and shall not be relied upon in interpreting or enforcing this Agreement.

                  Section 5.10 TERMINATION. This Agreement shall remain in full force and effect until the Debt Termination Date. Following the Debt Termination Date, SECTIONS 2.4(a) and (b) (Indemnification; Bankruptcy) shall remain in full force and effect.

                  Section 5.11 ENTIRE AGREEMENT. This Agreement, including the documents referred to herein, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings of the parties hereto relating to the subject matter herein contained.

                  Section 5.12 EXECUTION IN LIEU OF AGENT. To the extent that any of the holders of Permitted Indebtedness incurred subsequent to the date hereof are not represented by an Agent that is a party to this Agreement, such holder of such Permitted Indebtedness shall be permitted to execute this Agreement and the Designation Letter on its own behalf in lieu of any Agent on its behalf.

                  Section 5.13 CONFLICTS WITH OTHER SECURITY DOCUMENTS. Notwithstanding any provision hereof, in the event of any conflict between the terms of this Agreement and the other Security Documents (other than the Depositary Agreements), the provisions of this Agreement shall control.

                  Section 5.14 SCOPE OF DUTIES; LIMITS ON LIABILITY. (a) Without limiting any other provision hereof, the duties and obligations of the Collateral Agent shall be determined solely by the express provisions of this Agreement; the Collateral Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth herein. Anything in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  (b) Notwithstanding anything to the contrary contained herein, the obligations of Funding Company hereunder are solely the obligations of Funding Company and payable from, and recourse solely to, the Funding Company's interest in the Funding Company Collateral following application of the Funding Collateral in or towards the discharge of the Secured Obligations and the obligations of Funding Company under each other Transaction Document. No recourse shall be had against any Non-Recourse Person subject to the exceptions set forth in SECTION 11.11 (Limitation of Liability) in the Indenture.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as a deed by their duly authorized officers, all as of the date first written above.


                                             YORK POWER FUNDING (CAYMAN) LIMITED


                                             By: /s/ Martin Couch
                                                --------------------------------
                                             Name: Martin Couch
                                             Title:    Director

                                             In the presence of:


                                                   /s/ Robert C. Paladino
                                             -----------------------------------
                                             Name:  Robert C. Paladino



                                             BROOKLYN NAVY YARD POWER LLC

                                             By:     B-41 ASSOCIATES, L.P.,
                                                     its Managing Member

                                             By:     B-41 MANAGEMENT CORPORATION
                                                     its General Partner


                                             By: /s/ Michael Trachtenberg
                                                --------------------------------
                                             Name:  Michael Trachtenberg
                                             Title:    Vice President


                                             WARBASSE POWER I LLC

                                             By:      COGENERATION TECHNOLOGIES,
                                                      INC.
                                                      its Managing Member

                                             By: /s/ Michael Trachtenberg
                                                --------------------------------
                                             Name:  Michael Trachtenberg
                                             Title:    Executive Vice President

                                             WARBASSE POWER II LLC

                                             By:      YORK COGEN PARTNERS, L.P.
                                                      its Managing Member

                                             By:      RRR's VENTURES, LTD.
                                                      its General Partner


                                             By: /s/ Michael Trachtenberg
                                                --------------------------------
                                             Name:  Michael Trachtenberg
                                             Title:    Vice President


                                             NEW WORLD POWER TEXAS RENEWABLE
                                             ENERGY LIMITED PARTNERSHIP


                                             By:      BIG SPRINGS TEXAS ENERGY
                                                      MANAGEMENT, INC.
                                                      Managing General Partner


                                             By: /s/ Michael Trachtenberg
                                                --------------------------------
                                             Name:  Michael Trachtenberg
                                             Title:    Vice President


                                             YORK EX INTERNATIONAL SRL



                                             By: /s/ Robert C. Paladino
                                                --------------------------------
                                             Name:  Robert C. Paladino
                                             Title: Vice President


                                             YORK HOLDINGS (BARBADOS) SRL


                                             By: /s/ Robert C. Paladino
                                                --------------------------------
                                             Name: Robert C. Paladino
                                             Title: Vice President

             [seal]                          INNCOGEN, LIMITED


                                             By: /s/ Robert C. Paladino
                                                --------------------------------
                                             Name:  Robert C. Paladino
                                             Title: President

                                             The Common seal of InnCOGEN,
                                             Limited was hereunto affixed
                                             pursuant to a resolution of its
                                             Board of Directors and in
                                             conformity with its Articles of
                                             Association in the presence of:


                                                 /s/ Kurt Miller
                                             -----------------------------------
                                             Name:  Kurt Miller


                                             THE BANK OF NEW YORK,
                                             as Bond Trustee


                                             By: /s/ Joseph Ernst
                                                --------------------------------
                                             Name:  Joseph Ernst
                                             Title: Vice President




                                             THE BANK OF NEW YORK,
                                             as Collateral Agent


                                             By: /s/ Joseph Ernst
                                                --------------------------------
                                             Name:  Joseph Ernst
                                             Title: Vice President






                                             THE BANK OF NEW YORK,
                                             as the Depositary Bank


                                             By: /s/ Joseph Ernst
                                                --------------------------------
                                             Name:  Joseph Ernst
                                             Title: Vice President

                                                                Exhibit A to the
                                                         Intercreditor Agreement


                           FORM OF DESIGNATION LETTER

                                                         [Date]

The Bank of New York
[__________________]
Attention: [__________]


                  Re:  York Power Funding (Cayman) Limited

Ladies and Gentlemen:

                  Reference is made to (i) the Collateral Agency and Intercreditor Agreement (the "INTERCREDITOR AGREEMENT") dated as of ___________ among York Power Funding (Cayman) Limited ("FUNDING COMPANY"), Brooklyn Navy Yard Power LLC, Warbasse Power I LLC, Warbasse Power II LLC, New World Power Texas Renewable Energy Limited Partnership, York Ex International SRL, York Holdings (Barbados) SRL, InnCOGEN, Limited, the Collateral Agent, the Bond Trustee, the Depositary Bank and any trustees or agents under any other Finance Documents and (ii) [Describe New Credit Documents]. Capitalized terms used herein and not defined herein shall have the meanings set forth in APPENDIX A to the Indenture (the "INDENTURE") dated as of _________, 1998 between Funding Company and the Bond Trustee.

                  The undersigned is the [Bank/Lender][Agent for the [Banks] [Lenders]] under the [New Credit Document].

                  The undersigned is delivering this Designation Letter pursuant to SECTION 4.5 (Additional Secured Parties) of the Intercreditor Agreement in order to permit the undersigned [and the [Banks][Lenders] under the New Credit Document] to become Secured Parties under the Intercreditor Agreement and the other Finance Documents and to benefit from the Collateral under the Finance Documents in accordance with the terms of the Intercreditor Agreement and the other Finance Documents.

                  The undersigned [on behalf of itself and the [Banks][Lenders]] accedes to and agrees to be bound by all of the terms and provisions of the Intercreditor Agreement and the other Finance Documents. In furtherance thereof, the undersigned [on behalf of itself and the [Banks][Lenders] agrees to execute a counterpart of the Intercreditor Agreement.

                  Our address for notices is:

                           [Insert Information]

                  Our wire transfer instructions are:

                           [Insert Information]

                  We agree that any extensions of credit under the [New Credit Documents] shall be deposited with the Depositary Bank, to the extent required by SECTION 3.2 (The Revenue Account) of the applicable Depositary
Agreement.

                  This Designation Letter may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

                  THIS DESIGNATION LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                                   [CREDITOR]


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



Consented to by:

THE BANK OF NEW YORK,
as Collateral Agent


By:
   ----------------------
   Name:
   Title: